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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 26, 1996
                                                  -------------------

                           RICHEY ELECTRONICS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   DELAWARE                         0-9788                     33-0594451
--------------                  ---------------          ----------------------
  (State of                    (Commission file              (IRS Employer
incorporation)                      Number)              Identification Number)

7441 Lincoln Way, Garden Grove, California                             92641
------------------------------------------                           ----------
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (714) 898-8288
                                                   ----------------

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Item 5. Other Events

        Attached as Exhibit 99.1, and incorporated herein by reference, is a press release issued by the Company on February 26, 1996. The press release announced Richey Electronics, Inc.'s completion of a private offering of convertible debt.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

              99.1  Press release, dated February 26, 1996, of
                    Richey Electronics, Inc.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RICHEY ELECTRONICS, INC.
                                             (Registrant)

                                       By       /s/  Richard N. Berger
                                         -------------------------------------
                                         Richard N. Berger
                                         Vice President,
                                         Chief Financial Officer
                                         and Secretary

February 27, 1996

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                                EXHIBIT INDEX

Number      Subject Matter
------      --------------

 99.1       Press release, dated February 26, 1996, of Richey Electronics, Inc.


138329